SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2000


                        SHELLS SEAFOOD RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                  0-28258                65-0427966
----------------------------        ---------------        -----------------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)



16313 N. DALE MABRY HIGHWAY, SUITE 100, TAMPA, FLORIDA         33618
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (813) 961-0944
                                                     --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On November 22, 2000, Shells Seafood Restaurants, Inc. issued the press release filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press release dated November 22, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SHELLS SEAFOOD
                                                    RESTAURANTS, INC.


Date: November 22, 2000                             /s/ WARREN R. NELSON
                                                    --------------------
                                                    Warren R. Nelson
                                                    Executive Vice President
                                                    and Chief Financial Officer